Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -	x
:
In re:	:	Chapter 11
:
SAVIENT PHARMACEUTICALS, INC.,	:	Case No. 13-12680 (MFW)
et al.,	:
	:	Jointly Administered
Debtors.[1]	:
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -	: x

NOTICE OF FILING OF DEBTORS’ MONTHLY OPERATING REPORT

FOR THE PERIOD OF JANUARY 1, 2014 THROUGH JANUARY 31, 2014

PLEASE TAKE NOTICE that the debtors and debtors-in-possession in the above-captioned cases

(collectively, the “Debtors”) filed today the Debtors’ Monthly Operating Report for the Period of January 1,

2014 through January 31, 2014, a copy of which is attached hereto as Exhibit A (the “Monthly Operating

Report”).

Dated:	Wilmington, Delaware
February 20, 2014

COLE, SCHOTZ, MEISEL, FORMAN
& LEONARD, P.A.
/s/ David R. Hurst
David R. Hurst (I.D. No. 3743)
J. Kate Stickles (I.D. No. 2917)
500 Delaware Avenue, Suite 1410
Wilmington, Delaware 19801
Telephone: (302) 652-3131
Facsimile: (302) 652-3117
Counsel for Debtors and Debtors-in-Possession

[1]	The Debtors and the last four digits of their respective taxpayer identification numbers are as follows: Savient Pharmaceuticals, Inc. (3811); and Savient Pharma Holdings, Inc. (0701). The address of the Debtors’ corporate headquarters is 400 Crossing Boulevard, 4th Floor, Bridgewater, New Jersey 08807.

51790/0001-10332996v1

EXHIBIT A

Monthly Operating Report

51790/0001-10332996v1

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: Savient Pharmaceuticals, Inc., et al	Case No.13-12680 (MFW)
Reporting Period: January 1, 2014 - January 31, 2014

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached**	Affidavit/Supplemen t Attached**
Schedule of Cash Receipts and Disbursements	MOR-1	Yes
Bank Reconciliation (or copies of debtor’s bank reconciliation	MOR-1a	Yes
Schedule of Professional Fees Paid	MOR-1b	Yes
Copies of bank statements		No	Yes
Cash disbursements journals		No	Yes
Statement of Operations	MOR-2	Yes
Balance Sheet	MOR-3	Yes
Status of Postpetition Taxes	MOR-4	Yes
Copies of IRS Form 6123 or payment receipt		No	Yes
Copies of tax returns filed during reporting period		No	Yes
Summary of Unpaid Postpetition Debts	MOR-4	Yes
Listing of aged accounts payable	MOR-4	Yes
Accounts Receivable Reconciliation and Aging	MOR-5	Yes
Debtor Questionnaire	MOR-5	Yes
** Explaination and Affidavit/Supplement are attached as a part of the Company’s General Notes

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date
/s/ Mathew C. Bazley	February 20, 2014
Signature of Authorized Individual*	Date
Mathew C. Bazley	Chief Liquidation Officer, President, and Secretary
Printed Name of Authorized Individual	Title of Authorized Individual

MOR_Cover	MOR COVER (04/07)

In re: Savient Pharmaceuticals, Inc. et al.	Case Nos. 13-12680, 13-12681 (MFW)
Reporting Period: 1/1/2014 - 1/31/2014

NOTES TO THE MONTHLY OPERATING REPORT

General Notes

Debtors. Debtor Savient Pharmaceuticals, Inc. is referred to herein as “Savient” or “SPI,” and Debtor Savient Pharma Holdings, Inc. is referred to herein as “SPHI.”

Debtor-in-Possession Financial Statements. The Debtors’ financial statements and supplemental information contained herein are unaudited, preliminary and may not comply with generally accepted accounting principles in the United States of America (“U.S. GAAP”) in all material respects.

Accounting Standards Codification, (“ASC”) 852-10, Reorganizations, which incorporated the guidance in American Institute of Certified Public Accountants Statement of Position 90-7, Financial Reporting by Entities in Reorganization under the Bankruptcy Code, (SOP 90-7), is applicable to companies in chapter 11 and generally does not change the manner in which financial statements are prepared. It does require, however, that the financial statements for periods subsequent to the filing of the chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of business.

The Debtors’ financial statements contained herein have been prepared in accordance with the guidance in ASC 852-10. The unaudited financial statements have been derived from the books and records of the Debtors. This information, however, has not been subject to procedures that would typically be applied to financial information presented in accordance with U.S GAAP, and upon the application of such procedures, the Debtors believe that the financial information could be subject to changes, and these changes could be material. The information furnished in this report includes primarily normal recurring adjustments, but does not include all of the adjustments that would be typically made in accordance with U.S. GAAP.

The results of operations contained herein are not necessarily indicative of results that are expected from any other period or for the full year and may not necessarily reflect the combined results of operations, financial position and cash flows of the Debtors in the future.

Intercompany Transactions. Receivables and payables between the Debtors and/or Non-Debtors have not been eliminated.

Liabilities Subject to Compromise. As a result of the chapter 11 filings, the payment of prepetition indebtedness is subject to compromise or other treatment under a plan of reorganization or liquidation.

The determination of how liabilities ultimately will be settled and treated cannot be made until the United States Bankruptcy Court for the District of Delaware approves a chapter 11 plan of reorganization or liquidation. Accordingly, the ultimate amount of such liabilities is not determinable at this time. Revenues, expenses, realized gains and losses and provisions for losses that can be directly associated with the reorganization and restructuring of the business must be reported separately as reorganization items in the Debtors’ statements of operations.

51790/0001-10332990v1

The Debtors’ balance sheets, in addition, must distinguish prepetition liabilities subject to compromise from both those prepetition liabilities that are not subject to compromise and from postpetition liabilities. Liabilities that may be affected by a plan of reorganization or liquidation must be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts. In addition, cash provided by reorganization items must be disclosed separately in the Debtors’ statements of cash flows. The amounts currently classified as liabilities subject to compromise are preliminary and may be subject to future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, rejection of executory contracts, continued reconciliation and other events.

While in bankruptcy, the Debtors expect their financial results to continue to be volatile as asset impairments, asset dispositions, contract terminations and rejections and claims assessments may significantly impact the Debtors’ financial statements. As a result, the Debtors’ historical financial performance is likely not indicative of its financial performance after the date of the chapter 11 filings.

Notes to MOR-1a

Copies of Bank Statements and Cash Disbursements Journals. The copies of the Debtors’ bank statements and cash disbursement journals are voluminous and not included herein, but will be provided upon request.

Notes to MOR-4

Copies of IRS Form 6123; Tax Returns. To be provided upon request.

Savient MOR-4. The postpetition accounts payable reported for Debtor Savient Pharmaceuticals, Inc. represent trade vendor invoices that have been entered into the Debtor’s accounts payable system and does not include accruals for invoices not yet received or approved.

2

51790/0001-10332990v1

In re: Savient Pharmaceuticals, Inc., et al	Case No. 13-12680 (MFW)
Debtor	Reporting Period: January 1, 2014 - January 31, 2014

SAVIENT (13-12680): SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

	BANK ACCOUNT ACTIVITY FOR THE MONTH ENDED January 31, 2014									CUMULATIVE FILING TO DATE OCTOBER 15, 2013 THROUGH JANUARY 31, 2014
	PNC	AR Lockbox	Fidelity	Wells Fargo	Wells Fargo Utilities	PNC -LOC (secure LOC)	PNC - LOC (covers fees)	Petty Cash	TOTAL	TOTAL
CASH BEGINNING OF MONTH	$10,388,517	$-	$-	$6,209,254	$14,228	$1,304,340	$150,222	$1,000	$18,067,561	$12,255,382
RECEIPTS
TRANSFER FROM SUB (SPHI)	-	-	-	-	-			-	-	13,700,356
ACCOUNTS RECEIVABLE	730,186	1,438,474	-	-	-			-	2,168,660	7,200,942
TRANSFERS (FROM FIDELITY MM)	-	-	-	-	-			-	-	383,692
STATE MEDICAID REFUNDS	-	-	-	-	-			-	-	98,009
REFUNDS FROM VENDORS	7,812	-	-	-	-			-	7,812	84,006
ACTAVIS-SALES (oxandrolone royalty)	-	-	-	-	-			-	-	69,540
KINERET CO-PROMOTE REVENUE	-	-	-	-	-			-	-	61,859
TRANSFER FROM OPERATING ACCOUNT	-	-	-	-	-			-	-	14,228
COBRA PAYMENTS FROM EMPLOYEES	6,327	-	-	-	-			-	6,327	31,495
AMEX RECEIPTS FROM EMPLOYEES	7,250	-	-	-	-			-	7,250	8,208
RECEIPTS FROM EMPLOYEE ADVANCES	-	-	-	-	-			-	-	500
EQUIPMENT PURCHASES BY EMPLOYEES	-	-	-	-	-			-	-	400
DIVIDENDS ON MONEY MARKET ACCOUNT	-	-	-	-	-			-	-	123
INVESTMENT INCOME FROM CD PORFOLIO	-	-	-	-	-			-	-	576
Proceeds from Sales to Crealta	116,282,138	-	-	-	-			-	116,282,138	116,282,138
	-	-	-	-	-			-	-	-
TOTAL RECEIPTS	$117,033,714	$1,438,474	$-	$-	$-	$-	$-	$-	$118,472,188	$137,936,073
DISBURSEMENTS
PAYMENTS TO NOTE HOLDERS	116,103,950	435,000	-	-	-			-	116,538,950	124,538,950
NET PAYROLL	1,220,854	-	-	-	-			-	1,220,854	3,646,919
PROFESSIONAL FEES	2,256,769	-	-	-	-			-	2,256,769	2,819,106
CONSULTANT FEES	9,296
VENDOR PAYMENTS	837,840	-	-	-	-			-	837,840	1,385,311
EMPLOYEE BENEFITS (401K & Health)	118,225	-	-	-	-			-	118,225	578,218
STATE AGENCIES AND TAX PAYMENTS	-	-	-	-	-			-	-	453,007
TRANSFERS TO OPERATING ACCOUNT	-	-	-	-	-			-	-	383,692
RENT	15,274	-	-	-	-			-	15,274	384,702
CONCUR (employee expenses)	46,713	-	-	-	-			-	46,713	270,885
PAYMENTS TO BOARD OF DIRECTORS	73,010	-	-	-	-			-	73,010	178,136
FUNDING FOR CO-PAY PROGRAM	-	-	-	-	-			-	-	36,872
AMERICAN EXPRESS (employee expenses)	2,838	-	-	-	-			-	2,838	28,753
AMERIFLEX (flex spending)	6,240	-	-	-	-			-	6,240	28,630
TRANSFER TO WELLS FARGO UTILITY ACCOUNT	-	-	-	-	-			-	-	14,228
EMPLOYEE EDUCATION REIMBURSEMENT	-	-	-	-	-			-	-	12,985
STORAGE AND WAREHOUSE (INVENTORY)	1,665	-	-	-	-			-	1,665	4,995
BANK FEES	11,732	-	-	-	-			-	11,732	14,222
SHIPPING AND DELIVERY	-	-	-	-	-			-	-	2,205

TOTAL DISBURSEMENTS	$120,704,406	$435,000	$-	$-	$-	$-	$-	$-	$121,130,110	$134,781,816

NET CASH FLOW	$(3,670,692)	$1,003,474	$-	$-	$-	$-	$-	$-	$(2,657,922)	$3,154,257
(RECEIPTS LESS DISBURSEMENTS)	-	-	-	-	-	-	-	-	-	-

CASH - END OF MONTH	$6,717,825	$1,003,474	$-	$6,209,254	$14,228	$1,304,340	$150,222	$1,000	$15,409,639	$15,409,639
* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)				FOR THE MONTH ENDED JANUARY 31, 2014	FOR THE MONTH ENDED December 31, 2013	FOR THE MONTH ENDED NOVEMBER 30, 2013	FOR THE PERIOD OCTOBER 15, 2013 THROUGH OCTOBER 31, 2013			CUMMULATIVE FILING TO DATE OCTOBER 15, 2013 THROUGH JANUARY 31, 2014
TOTAL DISBURSEMENTS				$121,130,110	$2,492,701	$2,396,428	$8,762,577			$134,781,816
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS					-	384,867	13,053			397,920
LESS: PAYMENT OF U.S. TRUSTEE FEES				13,325						13,325
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e., from escrow accounts)				-	-	-	-			-
				-	-	-	-			-
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES				$121,130,110	$2,492,701	$2,011,561	$8,749,524			$134,370,571

SAVIENT_MOR_1	FORM MOR-1 (04/07)

In re: Savient Pharmaceuticals, Inc., et al	Case No. 13-12680 (MFW)
Debtor	Reporting Period: January 1, 2014 - January 31, 2014

SPHI (13-12681): SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

	BANK ACCOUNT ACTIVITY FOR THE MONTH ENDED JANUARY 31, 2014	BANK ACCOUNT ACTIVITY FOR THE MONTH ENDED DECEMBER 31, 2013	BANK ACCOUNT ACTIVITY FOR THE MONTH ENDED NOVEMBER 30, 2013	BANK ACCOUNT ACTIVITY FOR THE PERIOD OCTOBER 15, 2013 THROUGH OCTOBER 31, 2013
	PNC	PNC	PNC	PNC
CASH BEGINNING OF MONTH	$3,241,587	$3,241,584	$3,241,584	$16,941,887

RECEIPTS
DIVIDENDS ON MONEY MARKET ACCOUNT	-	3	-	73
	-	-	-	-
TOTAL RECEIPTS	$-	$3	$-	$73

DISBURSEMENTS
TRANSFERS TO SAVIENT OPERATING ACCOUNT	-	-	-	13,700,356
BANK FEES	-	-	-	20
SHIPPING AND DELIVERY	-	-	-	-
TOTAL DISBURSEMENTS	$-	$-	$-	$13,700,376

NET CASH FLOW	$-	$3	$-	$(13,700,303)
(RECEIPTS LESS DISBURSEMENTS)	-	-	-	-

CASH - END OF MONTH	$3,241,587	$3,241,587	$3,241,584	$3,241,584
* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)	CURRENT MONTH JANUARY 31, 2014	CURRENT MONTH DECEMBER 31, 2013	FOR THE MONTH ENDED NOVEMBER 30, 2013	FOR THE PERIOD OCTOBER 15, 2013 THROUGH OCTOBER 31, 2013
TOTAL DISBURSEMENTS	$-	$-	$-	$13,700,376
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	-	-	-	-
LESS: TRANSFERS BETWEEN ACCOUNTS	-	-	-	13,700,356
	-	-	-	-
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$-	$-	$-	$20

SPHI_MOR_1	FORM MOR-1 (04/07)

In re: Savient Pharmaceuticals, Inc., et al	Case No. 13-12680 (MFW)
Debtor	Reporting Period: January 1, 2014 - January 31, 2014

SAVIENT (13-12680): BANK RECONCILIATIONS

												PNC - Letter of Credit		PNC - Letter Of Credit
		PNC		PNC Lockbox		Fidelity		Wells Fargo		Wells Fargo Utilities		(secure LOC)		(covers fees)		Petty Cash
	#		#		#		#		#		#		#		#
BALANCE PER BOOKS		$6,717,825		$1,003,474		$-		$6,209,254		$14,228		$1,304,340		$150,222		$1,000

BANK BALANCE		$6,766,660		$1,003,474		$-		$6,209,254		$14,228		$1,304,340		$150,222		$-
(+) DEPOSITS IN TRANSIT (ATTACH LIST)		-		-		-		-		-		-		-		-
(-) OUTSTANDING CHECKS (ATTACH LIST)		(48,835)		-		-		-		-		-		-		-
OTHER (ATTACH EXPLANATION)		-		-		-		-		-		-		-		-
ADJUSTED BANK BALANCE *		$6,717,825		$1,003,474		$-		$6,209,254		$14,228		$1,304,340		$150,222		$-
* Adjusted bank balance must equal
balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount
NONE

CHECKS OUTSTANDING	Ck. #	Amount	Ch. #	Amount	Ch. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount

Total Outstanding Checks		$48,835

Savient MOR_1a	FORM MOR-1a (04/07)

SPHI MOR_1a	FORM MOR-1a (04/07)

In re: Savient Pharmaceuticals, Inc., et al	Case No. 13-12680 (MFW)
Debtor	Reporting Period: January 1, 2014 - January 31, 2014

SPHI (13-12681): BANK RECONCILIATIONS

	PNC
	#
BALANCE PER BOOKS		$3,241,587

BANK BALANCE		$3,241,587
(+) DEPOSITS IN TRANSIT (ATTACH LIST)		-
(-) OUTSTANDING CHECKS (ATTACH LIST)		-
OTHER (ATTACH EXPLANATION)		-
ADJUSTED BANK BALANCE *		$3,241,587
* Adjusted bank balance must equal
balance per books

DEPOSITS IN TRANSIT	Date	Amount
NONE

CHECKS OUTSTANDING	Ck. #	Amount
NONE

MOR-1a (Addendum)

Savient (13-12680): Open Bank Accounts as of January 31, 2014

Account number	Bank	Type	Book Balance
xxxxxx9201	Wells Fargo	U.S. Treasury Money Market Fund	$6,209,254
xxxxxx5904	Wells Fargo	Utilities (Bankruptcy account)	$14,228
xxxxxx5687	PNC	Savient Inc Operating Account	$6,717,825
xxxxxx1019	PNC	AR Lockbox	$1,003,474
xxxxxx2019	PNC	Letter of Credit (Secure LOC)	$1,304,340
xxxxxx2548	PNC	Letter of Credit (Covers fees)	$150,222

MOR-1a (Addendum)

SPHI (13-12681): Open Bank Accounts as of January 31, 2014

Account number	Bank	Type	Book Balance
xxxxxx6418	PNC	SPHI Operating Account	$3,241,587

In re: Savient Pharmaceuticals, Inc., et al	Case No. 13-12680 (MFW)
Debtor	Reporting Period: January 1, 2014 - January 31, 2014

SAVIENT (13-12680): SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

Payee		Amount		Check		Amount Paid		Cumulative-To-Date
	Period Covered	Approved	Payor	Number	Date	Fees	Expenses	Fees	Expenses

Mary Bordeaux Consulting	10/15-10/31/2013	N/A	Savient Pharmaceuticals, Inc.	67595	11/21/2013	600	-	-	-
Mary Bordeaux Consulting	11/1-11/30/2013	N/A	Savient Pharmaceuticals, Inc.	67651	12/18/2013	1,000	-	-	-
Mary Bordeaux Consulting	12/1-12/31/2013	N/A	Savient Pharmaceuticals, Inc.	67724	1/9/2014	800		2,400	-
The Garden City Group,	Advance	N/A	Savient Pharmaceuticals, Inc.	Wire	11/4/2013	63,400	6,600	-	-
The Garden City Group,	Advance	N/A	Savient Pharmaceuticals, Inc.	Wire	11/5/2013	18,000	7,000	-	-
The Garden City Group,	Advance	N/A	Savient Pharmaceuticals, Inc.	Wire	12/3/2013	80,000	-	-	-
The Garden City Group,	10/15-11/30/2013	N/A	Savient Pharmaceuticals, Inc.	Wire	1/3/2014	288,234	57,006	449,634	70,606
Weiss, Rifkind,	10/14-10/31/2013	N/A	Savient Pharmaceuticals, Inc.	Wire	11/19/2013	95,901	1,878	-	-
Weiss, Rifkind,	11/1-11/30/2013	N/A	Savient Pharmaceuticals, Inc.	Wire	12/23/2013	189,132	5,669
Weiss, Rifkind,	12/1-12/31/2013	N/A	Savient Pharmaceuticals, Inc.	Wire	1/27/2014	237,592	4,751	522,625	12,298
Maples and Calder	11/1-11/29/2013	N/A	Savient Pharmaceuticals, Inc.	Wire	12/18/2013	14,732	-	14,732	-
Shannon, Gracy and Ratlif	10/15-10/26/2013	N/A	Savient Pharmaceuticals, Inc.	Wire	12/18/2013	564	68	-	-
Shannon, Gracy and Ratlif	11/1-11/30/2013	N/A	Savient Pharmaceuticals, Inc.	67736	1/9/2014	1,595	141	2,159	209
The Pine Hill Group	10/15-11/30/2013	N/A	Savient Pharmaceuticals, Inc.	Wire	12/13/2013	62,530	-	-	-
The Pine Hill Group	12/1-12/14/2013	N/A	Savient Pharmaceuticals, Inc.	Wire	12/18/2013	15,263	-	-	-
The Pine Hill Group	12/15/2013-1/17/2014	N/A	Savient Pharmaceuticals, Inc.	Wire	1/9/2014	28,788	-	-	-
The Pine Hill Group	1/1-1/17/2014	N/A	Savient Pharmaceuticals, Inc.	Wire	1/21/2014	4,625	-	-	-
The Pine Hill Group	1/20-1/24/2014	N/A	Savient Pharmaceuticals, Inc.	Wire	1/30/2014	5,828	-	117,033	-
Cole, Schotz, Meisel, Forman & Leonard, P.A.	10/14-11/30/2013	N/A	Savient Pharmaceuticals, Inc.	Wire	1/28/2014	284,120	2,514	284,120	2,514
Deloitte Tax LLP	10/14-11/25/2013	N/A	Savient Pharmaceuticals, Inc.	67710	1/9/2014	7,500	300
Deloitte Tax LLP	11/25-12/16/2013	N/A	Savient Pharmaceuticals, Inc.	67710	1/9/2014	18,670	747	26,170	1,047
Joele Frank Wilkinson Brimmer	10/11-10/31/2013	N/A	Savient Pharmaceuticals, Inc.	67719	1/9/2014	25,772	6,219
Joele Frank Wilkinson Brimmer	11/01-11/30/2013	N/A	Savient Pharmaceuticals, Inc.	67719	1/9/2014	5,101	385
Joele Frank Wilkinson Brimmer	12/01-12/31/2013	N/A	Savient Pharmaceuticals, Inc.	67756	1/17/2014	21,694	9,064	52,567	15,667
Kaufman Dolowich & Voluck, LLP	10/14-10/31/2013	N/A	Savient Pharmaceuticals, Inc.	67720	1/9/2014	2,075
Kaufman Dolowich & Voluck, LLP	11/01-11/22/2013	N/A	Savient Pharmaceuticals, Inc.	67720	1/9/2014	4,171		6,246
Lowenstein Sandler, LLP	10/14-10/31/2013	N/A	Savient Pharmaceuticals, Inc.	67723	1/9/2014	1,851
Lowenstein Sandler, LLP	11/1-11/30/2013	N/A	Savient Pharmaceuticals, Inc.	67723	1/9/2014	2,897
Lowenstein Sandler, LLP	12/1-12/31/2013	N/A	Savient Pharmaceuticals, Inc.	67783	1/31/2014	131		4,879
Skadden, Arps, Slate, Meagher & Flom LLP	10/14-11/30/2013	N/A	Savient Pharmaceuticals, Inc.	Wire	1/28/2014	1,185,074	19,552	1,185,074	19,552
Sterne, Kessler, Goldstein, Fox	11/1-11/30/2013	N/A	Savient Pharmaceuticals, Inc.	67738	1/9/2014	1,958		1,958
Young Conaway Stargatt & Taylor, LLP	10/14-11/30/2013	N/A	Savient Pharmaceuticals, Inc.	Wire	1/14/2014	27,001	616	27,001	616

SAVIENT MOR_1b	FORM MOR-1b (04/07)

In re: Savient Pharmaceuticals, Inc., et al	Case No. 13-12680 (MFW)
Debtor	Reporting Period: January 1, 2014 - January 31, 2014

                        SPHI (13-12681): SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

		Amount		Check		Amount Paid		Year-To-Date
Payee	Period Covered	Approved	Payor	Number	Date	Fees	Expenses	Fees	Expenses
No professional fee payments were made by the Debtor during the Reporting Period 1/1/14 through 1/31/14

SPHI MOR_1b	FORM MOR-1b (04/07)

In re: Savient Pharmaceuticals, Inc., et al	Case No. 13-12680 (MFW)
Debtor	Reporting Period: January 1, 2014 - January 31, 2014

SAVIENT (13-12680): STATEMENT OF OPERATIONS

(Income Statement)

REVENUES	For The Month Ended January 31, 2014	Cumulative Filing to Date October 15, 2013 Through January 31, 2014
Gross Revenues	$1,638,489	$10,307,196
Less: Gross-to-Net Adjustments	261,707	3,430,184
Net Revenue	$1,376,782	$6,877,012
COST OF GOODS SOLD		-
Beginning Inventory	$1,037,458	$4,516,751
Add: Purchases	-	-
Add: Cost of Labor	-	-
Add: Other Costs (attach schedule)	-	-
Less: Ending Inventory	$-	$3,308,559
Change in Inventory	1,037,458	1,208,192
Reclass Sales to Gain/Loss	(1,012,971)
		-
Add: Royalties (MVP & DUKE)	-	451,915
Add: Royalties (Office of the Chief Scientist of Israel)	-	177,122
Add: Management fee allocation to COGS	-	93,375
Add: Stability testing	-	79,331
Add: Distribution fees	16,787	75,982
Cost of Goods Sold	$41,274	$1,072,946
Gross Profit	$1,335,508	$5,804,066
OPERATING EXPENSES		-
Research and Development Related Expenses:		-
Investigator grants	$-	$150,000
QC & Stability testing	-	60,360
CRO costs	-	111,312
Pharmacovigilance	-	54,744
Process development and Improvement	-	23,878
IP Related	1,479	12,836
Central labs	2,194	8,958
REMS Communication and assessment	-	7,590
Publications	1,969	6,891
Research	1,407	1,407
Total Research and Development Related Expenses	$7,049	$437,976
		$-
Selling and Marketing Related Expenses:		-
Pricing and reimbursement	$3,425	$171,166
Exhibit booth	-	69,019
Speakers programs	-	52,882
Maketing and other promotional activity	16,016	61,261
Medical meetings and symposia	-	38,167
Medical education	7,485	26,193
Market research	-	5,585
Publications	-	78
Total Selling and Marketing Related Expenses	$26,926	$424,351
		$-
General and Administrative Related Expenses:		-
Compensation and related benefits and taxes	$925,663	$3,820,261
Insurance (amortization of prepaid insurance)	225,020	810,143
Share-based compensation (SFAS 123-R expense)	87,000	653,522
Sales force commissions	-	351,582
Occupancy	119,181	425,083
Travel and entertainment	18,443	235,641
Accrued Board of Directors’ cash payments & meeting fees	13,000	173,054
Outside consulting services	21,481	137,126
Corporate communications and investor relations	33,055	118,554
Legal	412	76,975
Licenses and information	7,801	58,090
Communications (Utilities)	6,892	46,218
General office expenses and office supplies	34,390	53,848
Postage and Shipping	2,072	6,041
Total General and Administrative Related Expenses:	$1,494,410	$6,966,138
Total Operating Expenses Before Depreciation	$1,528,385	$7,828,465
Depreciation and amortization	33,323	110,582
Net Loss Before Other Income & Expenses	$(226,200)	$(2,134,981)
		-
OTHER INCOME AND (EXPENSES)		-
Dividend income	$-	$699
Interest Expense on capital leases	-	(2,488)
Bank charges	(11,812)	(14,302)
Net Profit (Loss) Before Reorganization Items	$(238,012)	$(2,151,072)
REORGANIZATION ITEMS		-
Proceed from Sale to Crealta	$(116,282,138)	$(116,282,138)
Distribution to Noteholders	$116,538,950	$124,538,950
Professional Fees	5,509,636	10,506,916
Cure Cost	(2,393,690)	(2,393,690)
Accrual Adjustments (Changes in estimates)	(901,303)
U. S. Trustee Quarterly Fees	13,325	13,325
Interest Earned on Accumulated Cash from Chapter 11 (see continua	-	-
Gain (Loss) from Sale of Equipment	(3,046,863)	(3,046,863)
Total Reorganization Expenses	$(562,083)	$12,435,197
Income Taxes		-
Net Profit (Loss)	$324,071	$(14,586,269)

*“Insider” is defined in 11 U.S.C. Section 101(31).

SAVIENT_MOR_2	FORM MOR-2 (04/07)

In re: Savient Pharmaceuticals, Inc., et al	Case No. 13-12680 (MFW)
Debtor	Reporting Period: January 1, 2014 - January

SPHI (13-12681): STATEMENT OF OPERATIONS

(Income Statement)

REVENUES	For The Month Ended January 31, 2014	Cumulative Filing to Date October 15, 2013 Through January 31, 2014
NOT APPLICABLE	$-	$-
$-
COST OF GOODS SOLD		-
NOT APPLICABLE	$-	$-
$-
OPERATING EXPENSES (NONE NOTED FOR THE CURRENT PERIOD)		-
$-
General and Administrative Related Expenses:		-
Compensation and related benefits and taxes	$-	$-
Share-based compensation	-	-
Accrued sales commissions (SFAS 123-R expense)	-	-
Insurance (Amortization of prepaid insurance)	-	-
Travel and entertainment	-	-
Occupancy	-	-
Outside consulting services	-	-
General office expenses and office supplies	-	-
Accrued Board of Directors’ cash payments	-	-
Communications (Utilities)	-	-
Legal expenses	-	-
Corporate communications and investor relations	-	-
Total General and Administrative Related Expenses:	$-	$-
Total Operating Expenses Before Depreciation	$-	$-
Depreciation and amortization	-	-
Net Loss Before Other Income & Expenses	$-	$-
-
OTHER INCOME AND (EXPENSES)		-
Dividend income	$-	$76
Interest Expense on capital leases	-	-
Bank charges	-	(20)
Net Profit (Loss) Before Reorganization Items	$-	$56
REORGANIZATION ITEMS		-
Impairment of intercompany note receivable from Parent (Savient)	$-	$13,700,356
	-	-
Total Reorganization Expenses	$-	$13,700,356
Income Taxes	-	-
Net Profit (Loss)	$-	$(13,700,300)

*“Insider” is defined in 11 U.S.C. Section 101(31).	-

SPHI_MOR 2	FORM MOR-2 (04/07)

In re: Savient Pharmaceuticals, Inc., et al	Case No. 13-12680 (MFW)
Debtor	Reporting Period: January 1, 2014 - January 31, 2014

SAVIENT (13-12680): BALANCE SHEET

ASSETS	BOOK VALUE AT JANUARY 31, 2014	BOOK VALUE ON PETITION DATE
CURRENT ASSETS
Cash and cash equivalents
Petty cash	$1,000	$1,000
PNC Bank business operating account	6,717,825	4,207,573
PNC AR Lockbox	1,003,474
Wells Fargo utilities account	14,228	-
Fidelity U.S. Treasury money market account	-	383,689
Wells Fargo money market account	6,209,254	3,169,442
PNC Letter of Credit (Acct # 31900362019 - Secure the LOC)	1,304,340	1,304,340
PNC Letter of Credit (Acct #31800362548 - Covers LOC Fees)	150,222	150,222
Total cash and cash equivalents	$15,400,343	$9,216,266

Short-term investments
Wells Fargo CD Portfolio	$-	$3,039,116
Total short-term investments	$-	$3,039,116
		-
Accounts receivable (Net)	$6,010,810	$7,088,730
Inventories (Net)	$-	$1,208,192

Prepaid expenses and other current assets
Prepaid D&O insurance	$2,275,700	$2,603,465
Professional retainers	943,243	1,552,562
Other receivables non-trade	291,406	622,746
Prepaid-other	108,707	313,115
Prepaid-other insurance	119,511	221,089
Prepaid rent	9,667	65,698
Prepaid marketing costs (YNF- Co-pay program)	-	83,424
Prepaid product liability insurance	-	96,338
Advances to employees	600	600
Total prepaid expenses and other current assets	$3,748,834	$5,559,037

TOTAL CURRENT ASSETS	$25,159,987	$26,111,341
PROPERTY AND EQUIPMENT
Office equipment	$656,229	$656,229
Other furniture and fixtures	6,005	6,005
Leasehold Improvements	1,496,216	1,496,216
Capital lease assets	212,770	212,770
Less Accumulated Depreciation	(804,099)	(684,933)
TOTAL PROPERTY & EQUIPMENT	$1,567,121	$1,686,287
OTHER ASSETS
Investment in wholly-owned subsidiary (Savient Pharma Holdings, SPHI)	$147,259,564	$147,259,564
Investment in wholly-owned subsidiary (Savient Pharma Ireland, Limited, SPIL)	134	134
TOTAL OTHER ASSETS	$147,259,698	$147,259,698

TOTAL ASSETS	$173,986,806	$175,057,326

SAVIENT_MOR_3	FORM MOR-3 (04/07)

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT JANUARY 31, 2014	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts payable	$30	$12,972
Accrued expenses
Accrued professional fees	$7,299,913	$-
Accrued employee expense reimbursement	-	13,093
Other accrued postpetition liabilities (see attached schedule)	102,005	-
Total accrued expenses	$7,401,918	$13,093

Other liabilities not subject to compromise
Accrued royalties payable	$-	$943,189
Deferred revenue	-	936,535
Reserve for returns	369,631	407,355
Reserve for chargeback’s	32,099	264,528
Reserve for Medicaid claims	305,448	241,584
Capital lease liability	-	185,672
Accrued distribution fees	59,498	44,528
Accrued Delaware franchise taxes	38,920	58,380
Accrued sales and use taxes	3,424	-
Accrued payroll taxes (Puerto Rico)	-	-
Total other liabilities not subject to compromise	$809,020	$3,081,771

TOTAL LIABILITIES NOT SUBJECT TO COMPRMISE (POSTPETITION LIABILITIES)	$8,210,968	$3,107,836
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Accounts payable	$849,096	$1,402,335
Accrued expenses
Other accrued pre-petition liabilities (see attached schedule)	$1,239,586	$1,818,953
Total accrued expenses	$1,239,586	$1,818,953

Other liabilities subject to compromise
Senior Secured 2019 Notes	$144,257,695	$144,257,695
Subordinated Debt 2018 Convertible Notes	99,555,240	99,555,240
Intercompany loan payable to wholly owned subsidiary Savient Pharma Holdings, SPHI	29,204,944	15,504,588
Accrued Purchase commitment reserve	-	3,771,066
Accrued Severance liability	2,102,695	2,102,695
Warrant Liability	1,479,776	1,479,776
Accrued home office bonuses	1,370,749	1,370,749
Accrued Sales commissions	733,400	820,357
Embedded conversion features liability 2018 convertible notes	848,100	848,100
Accrued retention bonuses	821,030	821,030
Accrued vacation	-	281,395
Employee benefit related (flex spending liabilities)	-	50,597
Total other liabilities subject to compromise	$280,373,629	$270,863,288

TOTAL LIABILITIES SUBJECT TO COMPRIMISE (PRE-PETITION)	$282,462,311	$274,084,576

TOTAL LIABILITIES	$290,673,279	$277,192,412
OWNER EQUITY
Common Stock	$736,949	$736,949
Additional Paid-In Capital	401,417,969	400,739,096
Retained Earnings - Pre-Petition	(504,255,122)	(503,611,131)
Retained Earnings - Postpetition	(14,586,269)
NET OWNER EQUITY	$(116,686,473)	$(102,135,086)

TOTAL LIABILITIES AND OWNERS’ EQUITY	$173,986,806	$175,057,326

*“Insider” is defined in 11 U.S.C. Section 101(31).	-

SAVIENT_MOR_3	FORM MOR-3 (04/07)

In re: Savient Pharmaceuticals, Inc., et al	Case No. 13-12680 (MFW)
Debtor	Reporting Period: January 1, 2014 - January 31, 2014

SPHI (13-12681): BALANCE SHEET

ASSETS	BOOK VALUE AT JANUARY 31, 2014	BOOK VALUE ON PETITION DATE
CURRENT ASSETS
Cash and cash equivalents
PNC Bank business operating account	3,241,587	3,241,604
Fidelity U.S. Treasury money market account	-	13,700,283
Total cash and cash equivalents	$3,241,587	$16,941,887

TOTAL CURRENT ASSETS	$3,241,587	$16,941,887

TOTAL ASSETS	$3,241,587	$16,941,887

OWNER EQUITY
Common Stock	$1	$1
Additional Paid-In Capital	147,259,563	147,259,563
Retained Earnings - Pre-Petition	(130,317,677)	(130,317,677)
Retained Earnings - Postpetition	(13,700,300)	-
NET OWNER EQUITY	$3,241,587	$16,941,887

TOTAL LIABILITIES AND OWNERS’ EQUITY	$3,241,587	$16,941,887

SPHI_MOR_3	FORM MOR-3 (04/07)

In re: Savient Pharmaceuticals, Inc., et al	Case No. 13-12680 (MFW)
Debtor	Reporting Period: January 1, 2014 - January 31, 2014

SAVIENT (13-12680): STATUS OF POSTPETITION TAXES

All postpetition taxes were current as of January 31, 2014 and paid in the ordinary course by the Debtor

SUMMARY OF UNPAID POSTPETITION DEBTS

As reflected below, Debtor is current on all postpetition debts.

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$30	$-	$-	$-	$-	$30
Employee Expenses Payable (Concur)	-	-	-	-	-	$-
Wages Payable	-	-	-	-	-	-
Taxes Payable	-	-	-	-	-	-
Rent/Leases-Building	-	-	-	-	-	-
Rent/Leases-Equipment	-	-	-	-	-	-
Secured Debt/Adequate Protection Payments	-	-	-	-	-	-
Professional Fees	-	-	-	-	-	-
Amounts Due to Insiders	-	-	-	-	-	-
Total Postpetition Debts	$30	$-	$-	$-	$-	$30

SAVIENT_MOR_4	FORM MOR-4 (04/07)

In re: Savient Pharmaceuticals, Inc., et al	Case No. 13-12680 (MFW)
Debtor	Reporting Period: January 1, 2014 - January 31, 2014

SPHI (13-12681): STATUS OF POSTPETITION TAXES

All postpetition taxes were current as of January 31, 2014 and paid in the ordinary course by the Debtor.

SUMMARY OF UNPAID POSTPETITION DEBTS

The Debtor is current on all postpetition debts.

SPHI_MOR_4	FORM MOR-4 (04/07)

In re: Savient Pharmaceuticals, Inc., et al	Case No. 13-12680 (MFW)
Debtor	Reporting Period: January 1, 2014 - January 31, 2014

SAVIENT (13-12680): ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation		BOOK VALUE AT JANUARY 31, 2014	BOOK VALUE AT DECEMBER 31, 2013	BOOK VALUE AT NOVEMBER 30, 2013	BOOK VALUE AT OCTOBER 31, 2013
Total Accounts Receivable at the beginning of the reporting period		$7,434,952	$7,372,339	$7,116,283	7,045,577
+ Amounts billed during the period		1,162,843	3,365,207	2,570,042	2,177,755
- Amounts collected during the period		(2,168,659)	(2,294,795)	(1,243,215)	(1,455,908)
- Discounts and Chargeback’s		(457,211)	(953,422)	(1,036,869)	(600,708)
- Return Credits		(5,037)	(19,364)	(2,551)	(20,378)
- Prompt Pay Discounts		(29,916)	(35,013)	(31,351)	(30,055)
Total Accounts Receivable at the end of the reporting period		$5,936,972	$7,434,952	$7,372,339	$7,116,283
- Provision for discounts		-	(49,626)	(34,907)	(59,679)
+ Accounts receivable other		73,838	67,200	47,612	22,795
Total Accounts Receivable, Net at the end of the reporting period		$6,010,810	$7,452,526	$7,385,044	$7,079,399

Accounts Receivable Aging		BOOK VALUE AT JANUARY 31, 2014	BOOK VALUE AT DECEMBER 31, 2013	BOOK VALUE AT NOVEMBER 30, 2013	BOOK VALUE AT OCTOBER 31, 2013
0 - 30 days old		$2,815,441	$4,635,949	$5,679,858	5,672,068
31 - 60 days old		315,136	1,177,031	263,279	-
61 - 90 days old		1,125,299	187,404	6,427	21,440
91+ days old		1,681,094	1,434,568	1,422,775	1,422,775
Total Accounts Receivable at the end of the reporting period		$5,936,971	$7,434,952	$7,372,339	$7,116,283
- Provision for discounts		-	(49,626)	(34,907)	(59,679)
+ Accounts receivable other		73,838	67,200	47,612	22,795
Total Accounts Receivable, Net at the end of the reporting period		$6,010,809	$7,452,526	$7,385,044	$7,079,399

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	X*
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5.	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.	X**

*Assets were sold outside the ordinary course of business pursuant to Court orders [Docket Nos. 251, 332].

**PNC AR Lockbox was opened on January 10, 2014, to segregate receipts on current accounts receivable balances from normal operating cash.

SAVIENT_MOR_5	FORM MOR-5 (04/07)

In re: Savient Pharmaceuticals, Inc., et al	Case No. 13-12680 (MFW)
Debtor	Reporting Period: January 1, 2014 - January 31, 2014

SPHI(13-12681): ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation		Amount
NOT APPLICABLE		$-

Accounts Receivable Aging		Amount
NOT APPLICABLE		$-

DEBTOR QUESTIONNAIRE
Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5.	Has any bank account been opened during the reporting period? If yes, provide		X
documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

SPHI_MOR_5	FORM MOR-5 (04/07)